EXHIBIT 99.3

BASIS OF PREPARATION OF PRO FORMA COMBINED FINANCIAL STATEMENTS

         The accompanying unaudited pro forma combined financial statements are based upon the historical condensed balance sheets and condensed statements of operations of BAS Consulting Inc. ("BAS" or the "Company") and Hangzhou Aida Pharmaceuticals Co., Ltd. and subsidiaries ("Aida"). The unaudited pro forma combined balance sheet has been prepared as if the acquisition occurred on September 30, 2005 and December 31, 2004.  The unaudited pro forma combined financial statements of operations for the year ended December 31, 2004 and for the nine months ended September 30, 2005 have been prepared as if the acquisition had occurred on January 1, 2004. The statements are based on accounting for the business combination as a reverse acquisition, whereby the Company will be the surviving corporate entity, but Aida is the accounting acquirer. As Aida is the accounting acquirer in a transaction accounted for as a purchase in accordance with generally accepted accounting principles, the purchase price has been allocated to the Company's assets and liabilities based upon preliminary estimates of their respective fair values. The pro forma information may not be indicative of the results that actually would have occurred if the merger had been in effect from and on the dates indicated or which may be obtained in the future.

BAS CONSULTING INC.

PRO FORMA COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2005

(UNAUDITED)

	AIDA HISTORICAL	BAS HISTORICAL	PRO FORMA ADJUSTMENTS		PRO FORMA COMBINED
CURRENT ASSETS
Cash and cash equivalents	$3,012,621	$-	$-		$3,012,621
Restricted cash	1,673,302				1,673,302
Accounts receivable, net	8,323,054	-	-		8,323,054
Notes receivable	2,850,394	-	-		2,850,394
Inventories, net	4,650,720	-	-		4,650,720
Due from related parties	1,011,160	-	-		1,011,160
Other receivables and prepaid expenses	2,284,236	-	-		2,284,236
Due from employees	2,130,855	-	-		2,130,855
Prepayments for goods	1,127,155	-	-		1,127,155
Deferred taxes	149,456	-	-		149,456
Total current assets	27,212,953	-	-		27,212,953

Plant and equipment, net	10,990,120	-	-		10,990,120
Land use right, net	1,761,265	-	-		1,761,265
Construction in progress	1,808,009	-	-		1,808,009
Patents, net	1,702,324	-	-		1,702,324
Long term investments	218,605	-	-		218,605
Deferred taxes	205,364	-	-		205,364

TOTAL ASSETS	$43,898,640	$-	$-		$43,898,640

CURRENT LIABILITIES
Accounts payable	$2,103,380	$-	$-		$2,103,380
Other payables and accrued liabilities	2,553,153	34,000	-		2,587,153
Accrued expense	719,193	-	-		719,193
Short term debt	21,355,188	6,000	-		21,361,188
Due to related parties	289,243	-	-		289,243
Due to employee	104,412	-	-		104,412
Taxes payable	107,268	-	-		107,268
Customer deposits	1,479,327	-	-		1,479,327
Deferred taxes	66,305	-	-		66,305
Total current liabilities	28,777,469	40,000	-		28,817,469

LONG-TERM LIABILITIES
Long-term bank loan	3,707,365	-	-		3,707,365
Deferred taxes	358,999	-	-		358,999
Minority interest	4,279,157	-	-		4,279,157
Total long-term liabilities	8,345,521	-	-		8,345,521

TOTAL LIABILITIES	37,122,990	40,000	-		37,162,990

SHAREHOLDERS’ EQUITY
Registered capital	3,443,323	10,454	(3,443,323)	(1)	10,454
Additional paid-in capital	-	45,239	3,347,630	(1)	3,392,869
Reserve fund	449,957	-			449,957
Retained earnings	2,753,126	(95,693)	95,693	(1)	2,753,126
Accumulated other comprehensive income	129,244	-			129,244

Total Shareholders’ Equity	6,775,650	(40,000)	-		6,735,650

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$43,898,640	$-	$-		$43,898,640

See accompanying notes to pro forma combined financial statements

BAS CONSULTING INC.

PRO FORMA COMBINED STATEMENT

OF INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

(UNAUDITED)

	AIDA HISTORICAL	BAS HISTORICAL	PRO FORMA ADJUSTMENTS	PRO FORMA COMBINED

REVENUES	$16,081,922	$-	$-	$16,081,922

INCOME FROM OPERATIONS	2,620,477	(7,000)	-	2,613,477

NET INCOME	1,534,923	(7,000)	-	1,527,923

See accompanying notes to pro forma combined financial statements

BAS CONSULTING INC.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

AS OF SEPTEMBER 30, 2005

(UNAUDITED)

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

(1)

To eliminate the equity of the acquiree.

BAS CONSULTING INC.

PRO FORMA COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2004

(UNAUDITED)

	AIDA HISTORICAL		BAS HISTORICAL		PRO FORMA ADJUSTMENTS		PRO FORMA COMBINED
CURRENT ASSETS
Cash and cash equivalents	$2,856,569		$-		$-		$2,856,569
Restricted cash	258,805		-		-		258,805
Accounts receivable, net	6,122,787		-		-		6,122,787
Notes receivable	1,726,545		-		-		1,726,545
Inventories, net	5,206,529		-		-		5,206,529
Due from related parties	610,452		-		-		610,452
Other receivables and prepaid expenses	966,712		-		-		966,712
Due from employees	739,385		-		-		739,385
Prepayments for goods	282,882		-		-		282,882
Deferred taxes	-		-		-		-
Total current assets	18,770,666		-		-		18,770,666

Plant and equipment, net	4,747,140		-		-		4,747,140
Land use right, net	591,620		-		-		591,620
Construction in progress	51,494		-		-		51,494
Patents, net	178,583		-		-		178,583
Long term investments	640,320		-		-		640,320
Due from related parties	25,745		-		-		25,745
Due from employees	26,286		-		-		26,286
Deferred taxes	214,938		-		-		214,938

TOTAL ASSETS	$25,246,792		$-		$-		$25,246,792

CURRENT LIABILITIES
Accounts payable	$1,148,299	$			$-		$1,148,299
Other payables and accrued liabilities	1,022,532				-		1,022,532
Accrued expense	-		33,000		-		33,000
Short term debt	8,625,868		-		-		8,625,868
Due to related parties	5,952,226		-		-		5,952,226
Taxes payable	26,104		-		-		26,104
Customer deposits	431,427		-		-		431,427
Deferred taxes	107,453		-		-		107,453
Total current liabilities	17,313,909		33,000		-		17,346,909

LONG-TERM LIABILITIES
Long-term bank loan	1,087,416		-		-		1,087,416
Deferred taxes	174,623		-		-		174,623
Minority interest	1,559,217		-		-		1,559,217
Total long-term liabilities	2,821,256		-		-		2,821,256

TOTAL LIABILITIES	20,135,165		33,000		-		20,168,165

SHAREHOLDERS’ EQUITY
Registered capital	3,443,323		10,454		(3,443,323)	(1)	10,454
Additional paid-in capital	-		45,239		3,354,630	(1)	3,399,869
Reserve fund	449,957		-				449,957
Retained earnings	1,218,203		(88,693)		88,693	(1)	1,218,203
Accumulated other comprehensive income	144						144

Total Shareholders’ Equity	5,111,627		(33,000)				5,078,627

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$25,246,792		$-	$			$25,246,792

See accompanying notes to pro forma combined financial statements

BAS CONSULTING INC.

PRO FORMA COMBINED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2004

(UNAUDITED)

	AIDA HISTORICAL	BAS HISTORICAL	PRO FORMA ADJUSTMENTS	PRO FORMA COMBINED

REVENUES	$18,237,796	$6,500	$-	$18,244,296

INCOME FROM OPERATIONS	2,989,655	(62,693)	-	2,926,962

NET INCOME	1,634,940	(62,693)	-	1,572,247

See accompanying notes to pro forma combined financial statements

BAS CONSULTING INC.

PRO FORMA COMBINED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2004

(UNAUDITED)

(1)

To eliminate the equity of the acquiree.